SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 19, 1998


                         GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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         Georgia                  1-6468                   58-0257110
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(State or other jurisdiction     (Commission File  (IRS Employer Identification
    of incorporation)             Number)                      No.)


       241 Ralph McGill Boulevard, NE, Atlanta, Georgia          30308
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           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code         (404) 506-6526
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                                       N/A
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              (Former name or former address, if changed since last report.)



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Item 5.         Other Events.

                On November 19, 1998, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $150,000,000 aggregate principal amount of its Series C 5.50% Senior Notes due December 1, 2005. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-43895, 333-43895-01, 333-43895-02 and 333-43895-03) of the
Company. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                (c) Exhibits.

                  1 Underwriting Agreement, dated November 19, 1998, between the Company and Lehman Brothers Inc. and Prudential Securities Incorporated, as the Underwriters.

                  4.2 Third Supplemental Indenture to Senior Note Indenture dated as of December 1, 1998, providing for the issuance of the Company's Series C 5.50% Senior Notes due December 1, 2005.

                  4.7         Form of Series C 5.50% Senior Note (included in
                              Exhibit 4.2 above).

                 23.1         Consent of Troutman Sanders LLP.


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     December 1, 1998                      GEORGIA POWER COMPANY



                                                By      /s/ Wayne Boston
                                                         Wayne Boston
                                                         Assistant Secretary